Exhibit 77Q1(e) to ACAAP 01.31.2008 NSAR


     1. Management Agreement effective August 1, 2007 between American Century Asset Allocation Portfolios, Inc. and American Century Investment Management, Inc., Filed as Exhibit 99(d) to Form 485B Post-Effective Amendment No. 7 to the Registrant's Registration Statement filed on Form N-1A 11/28/07, effective 12/01/07, and incorporated herein by reference.